                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          THE INDIA GROWTH FUND INC.
               ------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     --------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     --------------------------------------------------------

     (3) Filing Party:

     --------------------------------------------------------

     (4) Date Filed:

     --------------------------------------------------------

                          THE INDIA GROWTH FUND INC.

                  C/O MITCHELL HUTCHINS ASSET MANAGEMENT INC.
                          1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019
                                (212) 713-2848

                                                                August 31, 1998

Dear Stockholders:

  The Annual Meeting of Stockholders of The India Growth Fund Inc. (the "Fund") will be held on Friday, October 9, 1998 at 3:00 P.M., New York time, at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166. A Notice and Proxy Statement, proxy card and postage prepaid envelope are enclosed.

  At the Annual Meeting, the stockholders will (i) elect three Class III directors for a term of three years, (ii) ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund and
(iii) transact such other business as may properly be brought before the meeting.

  The Board recommends that stockholders vote in favor of proposals (i) and
(ii) above.

  You are cordially invited to attend the meeting. If you do not plan to attend, however, we urge you to complete and return your signed and dated proxy in the envelope provided.

                                          Respectfully,

                                          Dr. P.J. Nayak
                                          President & Chairman of the Board

                          THE INDIA GROWTH FUND INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of
The India Growth Fund Inc.:

  Notice Is Hereby Given that the Annual Meeting of Stockholders of The India Growth Fund Inc. (the "Fund") will be held on Friday, October 9, 1998 at 3:00 P.M., New York time, at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, for the following purposes:

  1. To elect three Class III directors to serve for a term expiring on the date of the annual meeting of stockholders in 2001.

  2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending June 30, 1999.

  3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on August 21, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.


                                          By order of the Board of Directors,
                                          Dr. S.S. Nayak

Dated: August 31, 1998


  STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                          THE INDIA GROWTH FUND INC.

                 C/O  MITCHELL HUTCHINS ASSET MANAGEMENT INC.
                          1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

                              ------------------

                                PROXY STATEMENT

                              ------------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The India Growth Fund Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held on Friday, October 9, 1998 at 3:00 P.M., New York time, at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, and at any adjournments thereof. The purpose of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

  This Proxy Statement and the form of proxy are being mailed to stockholders on or about August 31, 1998. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Fund, c/o PNC Bank, National Association, P.O. Box 9426, Wilmington, Delaware 19809-9938) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, "FOR" each proposal referred to in this Proxy Statement.

  The Board of Directors has fixed the close of business on August 21, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 9,830,611 shares of common stock.

  The Fund is furnishing together with this Proxy Statement a copy of its annual report for its fiscal year ended June 30, 1998. Mitchell Hutchins Asset Management Inc. is the Fund's administrator. Its business address is 1285 Avenue of the Americas, New York, New York 10019. Unit Trust of India Investment Advisory Services Limited is the Fund's investment adviser. Its business address is Commerce Centre 1, 8th Floor, G.D. Somani Marg, Cuffe Parade, Mumbai, India 400-005.

  Management of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Annual Meeting of Stockholders which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                           (1) ELECTION OF DIRECTORS

  The Fund's Board of Directors has been divided into three classes, the term of one of which expires each year. The terms of Messrs. Rahul Bajaj and G.P. Gupta and Dr. P.J. Nayak, constituting the Class III directors, expire at the 1998 Annual Meeting of Stockholders. Dr. Nayak was elected by the Fund's Board of Directors as a Class III director at a meeting held on July 3, 1998. Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies "FOR" the election of the three nominees listed below for a term expiring on the date of the Annual Meeting of Stockholders in 2001 or until their successors are elected and qualified:

                                   CLASS III

                                  Rahul Bajaj
                                  G.P. Gupta
                                Dr. P.J. Nayak

If any such nominee should be unable to serve due to an event not now anticipated, the proxies will be voted "FOR" such person, if any, as shall be designated by the Board of Directors to replace any such nominee. Mr. Ratan N. Tata resigned as a director of the Fund in June 1998, and the Board of Directors accepted his resignation at the Board of Directors meeting held on July 3, 1998. On that date, the Board of Directors elected Dr. P.J. Nayak as a director of the Fund and also as the President and Chairman of the Board of Directors of the Fund.

INFORMATION CONCERNING NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS

  The following table sets forth certain information concerning each of the directors and nominees for director. Each of the nominees is currently a director of the Fund.

                          PRESENT OFFICE WITH THE FUND,
                                    PRINCIPAL
                            OCCUPATIONS OR EMPLOYMENT
                                     DURING
                               PAST FIVE YEARS AND                      SHARES
    NAME AND ADDRESS              DIRECTORSHIPS          DIRECTOR BENEFICIALLY OWNED PERCENT
   OF DIRECTOR (AGE)       IN PUBLICLY HELD COMPANIES     SINCE   AUGUST 10, 1998(1) OF CLASS
   -----------------     ------------------------------- -------- ------------------ --------
*Dr. P.J. Nayak (51) ... President and Chairman of the     1998          None          --
 13, Sir Vithaldas,       Fund; Executive Trustee, Unit
 Thackersey Marg          Trust of India since May 1996;
 New Marine Lines         Joint Secretary, Government of
 Mumbai 400-020           India Ministry of Finance
 India                    Department of Economic
                          Affairs, from July 1990 to
                          March 1996.
*Mr. G.P. Gupta (57).... Chairman, Industrial              1997          None          --
 IDBI, IDBI Towers        Development Bank of India
 Cuffe Parade             ("IDBI") since July 1998;
 Mumbai 400-005           President and Chairman of the
 India                    Board of the Fund from 1997 to
                          1998; Chairman, Unit Trust of
                          India, from January 1997 to
                          June 1998; Chairman, Unit
                          Trust of India Investment
                          Advisory Services Limited,
                          from March 1997 to June 1998;
                          Executive Director, Industrial
                          Development Bank of India
                          ("IDBI") from January 1966 to
                          December 1996; Director,
                          Industrial Finance Corporation
                          of India Ltd., since 1966;
                          Director, Small Industries
                          Development Bank of India,
                          from May 1995 to January 1997;
                          Director, IDBI Bank Ltd., from
                          September 1994 to January
                          1997; Director, Tata Iron &
                          Steel Co. Ltd., from August
                          1994 to January 1997;
                          Director, IDBI Investment Co.
                          Ltd., from December 1991 to
                          December 1996; Director,
                          Industrial Credit Investment
                          Corporation of India; Council
                          Member, Indian Institute of
                          Bankers.

                         PRESENT OFFICE WITH THE FUND, PRINCIPAL                SHARES
                             OCCUPATIONS OR EMPLOYMENT DURING                BENEFICIALLY
    NAME AND ADDRESS       PAST  FIVE YEARS AND  DIRECTORSHIPS   DIRECTOR       OWNED        PERCENT
   OF DIRECTOR (AGE)            IN PUBLICLY HELD COMPANIES        SINCE   AUGUST 10, 1998(1) OF CLASS
   -----------------     --------------------------------------- -------- ------------------ --------
Antoine W. van Agtmael      President and Chief Investment         1988          None          --
 (53)...................     Officer, Emerging Markets
 1001 Nineteenth Street,     Investors Corporation and
 N.W.                        Emerging Markets Management,
 16th Floor                  LLC since 1987; Vice President
 Arlington, VA 22209-        and Managing Director,
 1722                        Strategic Investment Partners,
 USA                         Inc., Strategic Investment
                             Management and Strategic
                             Investment Management
                             International, since 1987;
                             Deputy Director, International
                             Finance Corporation, from 1986
                             to 1987; Division Chief, World
                             Bank, from 1984 to 1985;
                             Investment Officer,
                             International Finance
                             Corporation, from 1979 to
                             1984.
Rahul Bajaj (60)........    Chairman and Managing Director,        1988          None          --
 Akurdi                      Bajaj Auto Limited, since
 Pune 411-035                1970; Chairman, Indian
 India                       Airlines, from 1986 to 1989;
                             Director, of various other
                             Indian companies.
*S.H. Khan (60).........    Chairman and Managing Director,        1994          None          --
 Jolly Maker                 IDBI, from December 1993 to
 Apt II                      June 1998; Managing Director,
 6th Floor                   IDBI, from February 1992 to
 Flat No. 61                 December 1993; Executive
 Cuffe Parade                Director, IDBI, from June 1986
 Mumbai 400-005              to February 1992.
 India
Glen Moreno (54)........    Director, Fidelity                     1997          None          --
 Route 1, Box 73             International, since 1987;
 Madison, VA 22727           Director, Rea Bros. Group plc,
                             since 1991; Director, ED & F
                             Man Group plc, since 1994;
                             Member, Advisory Board of The
                             India Fund, since 1988;
                             Chairman, Indonesian Capital
                             Fund Ltd., from 1989 to July
                             1997.
A.C. Muthiah (57).......    Vice Chairman and President,           1988          None          --
 97 Mount Road               Southern Petrochemical
 Guindy Madras               Industries Corporation
 600-032                     Limited, since January 1983;
 India                       Director of various other
                             Indian companies.

                          PRESENT OFFICE WITH THE FUND, PRINCIPAL               SHARES
                              OCCUPATIONS OR EMPLOYMENT DURING               BENEFICIALLY
    NAME AND ADDRESS        PAST  FIVE YEARS AND  DIRECTORSHIPS   DIRECTOR       OWNED       PERCENT
   OF DIRECTOR (AGE)             IN PUBLICLY HELD COMPANIES        SINCE   AUGUST 6, 1998(1) OF CLASS
   -----------------      --------------------------------------- -------- ----------------- --------
Peter J. Pearson (52)...     Partner, The Berwick Group,            1988         None          --
 51 Lincoln's Inn Fields      since December 1993; Chairman,
 London WG2A 3LZ              Bockhampton Investments, since
 United Kingdom               January 1992; Managing
                              Director, Enskilda Asset
                              Management, from March 1990 to
                              May 1993; Chief Executive, NM
                              Rothschild Asset Management
                              Ltd., from 1988 to 1990;
                              Managing Director,
                              Fidelity International
                              Investment Management (Hong
                              Kong) Limited, from 1981 to
                              1988.
*Christopher Reeves          Deputy Chairman, Merrill Lynch         1991         None          --
 (62)...................      International, since February
 Ropemaker Place              1998; Chairman, Merrill Lynch
 25 Ropemaker Street          Europe PLC, since September
 London EC2Y 9LY              1993; Chairman, Merrill Lynch
 United Kingdom               International, since September
                              1993; Vice Chairman, Merrill
                              Lynch International Limited,
                              from March 1989 to September
                              1993; Senior Advisor to the
                              President of Merrill Lynch
                              Capital Markets, from 1988 to
                              1989; Director, DSP Merrill
                              Lynch International, since
                              March 1995.

--------
 * Directors considered to be "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or of the Fund's investment adviser, Unit Trust of India Investment Advisory Services Limited (the "Adviser"). Dr. P.J. Nayak is deemed to be an interested person because of his affiliation with the Adviser. Mr. G.P. Gupta is deemed to be an interested person because of his affiliation with IDBI, which owns 50% of the outstanding equity of UTI. Mr. S.H. Khan is deemed to be an interested person because of his affiliation with IDBI Bank, a subsidiary of IDBI. Mr. Christopher Reeves is deemed to be an interested person because of his affiliation with Merrill Lynch Europe PLC, which is affiliated with Merrill Lynch, Pierce, Fenner & Smith Incorporated, a broker-dealer registered under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), which has acted as an underwriter for the Fund's shares.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the directors.

  The Fund's Board of Directors has an Executive Committee which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. The current members of the Executive Committee are Mr. Rahul Bajaj and Dr. P.J. Nayak. The Executive Committee did not meet during the fiscal year ended June 30, 1998.

  The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs Antoine W. van Agtmael, Rahul Bajaj, A.C. Muthiah, Peter J. Pearson and Glen Moreno. The Audit Committee met three times during the fiscal year ended June 30, 1998.

  The Board of Directors of the Fund met four times during the fiscal year ended June 30, 1998. Messrs. Antoine W. van Agtmael, S.H. Khan, Glen Moreno and Ratan N. Tata attended fewer than 75% of the total number of Board meetings and meetings of committees on which they serve.


EXECUTIVE OFFICERS OF THE FUND

  Dr. P.J. Nayak (age 51) has been President and Chairman of the Board of Directors of the Fund since July 3, 1998 (see information provided above).

  Dr. S.S. Nayak (age 49), has been Secretary and Treasurer of the Fund and General Manager of the Department of International Finance of UTI since January 1995. He is also the Chief Executive Officer of the Adviser of the Fund. Before that, he served in a number of other positions at UTI. Form January 1991 to December 1994, he was Joint General Manager--Investments, and from 1986 to 1990, he served as Manager at the Chairman's Secretariat.

  Dr. P.J. Nayak and Dr. S.S. Nayak are considered to be "interested persons" of the Fund and the Adviser as defined in the Investment Company Act of 1940.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

  The Adviser bears all salaries and expenses of the Fund's officers and directors who are directors, trustees, officers or employees of the Adviser or UTI, except that the Fund bears travel expenses or an appropriate fraction thereof of such officers and directors of the Fund to the extent such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof. All executive officers of the Fund are affiliated with UTI or the Adviser. The aggregate direct remuneration for directors not affiliated with UTI or the Adviser was approximately $44,000 during the fiscal year ended June 30, 1998. Each such unaffiliated director currently receives fees, paid by the Fund, of $500 per directors' meeting and committee meeting attended and an annual director's fee of $5,000.

  UTI, which pays the compensation and certain expenses of the officers of UTI who serve as directors and officers of the Fund, receives a fee for administration of the trust fund arrangement under which the Fund's assets are held in India, including accounting and portfolio valuation services.

  The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended June 30, 1998. The Adviser and its affiliates do not advise any other U.S. registered investment companies and therefore the Fund is not considered part of a Fund complex.

                                                                   AGGREGATE
                                                                  COMPENSATION
   NAME OF DIRECTOR                                             FROM THE FUND(1)
   ----------------                                             ----------------
   Dr. P.J. Nayak(2)...........................................          $0
   G.P. Gupta(3)...............................................          $0
   Antoine W. van Agtmael......................................      $7,000
   Rahul Bajaj.................................................      $8,500
   S.H. Khan(3)................................................          $0
   Glen Moreno.................................................      $6,500
   A.C. Muthiah................................................      $8,500
   Peter J. Pearson............................................      $8,500
   Christopher Reeves(3).......................................          $0
   Ratan N. Tata(4)............................................      $5,000

--------
(1) Includes all compensation paid to directors by the Fund. The Fund's directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.
(2) Dr. P.J. Nayak was elected as a Director of the Fund by the Board of Directors effective July 3, 1998.
(3) Mr. G.P. Gupta and Mr. S.H. Khan, who are affiliated with the Adviser, and Mr. Christopher Reeves, who is affiliated with a broker-dealer registered under the Exchange Act, are "interested persons" of the Fund and, therefore, did not receive any compensation from the Fund for their service as directors.
(4) Mr. Ratan N. Tata resigned as a Director of the Fund effective July 3,
    1998.

  Section 16(a) of the Exchange Act requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors complied with all applicable filing requirements for the fiscal year ended June 30, 1998, except that the Form 3 Initial Statement of Beneficial Ownership of Securities for Mr. Gupta and Mr. Moreno were inadvertently filed late by management of the Fund, which had undertaken to file the form on their behalf.

  The election of the nominees as directors requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. The presence in person or by proxy of the holders of record of a majority of the shares of the common stock of the Fund issued and outstanding and entitled to vote at the meeting shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the meeting, but will not be counted as votes cast at the meeting.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE THREE NOMINEES AS DIRECTORS.

           (2) RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  At a meeting held on July 3, 1998, the Board of Directors of the Fund, including a majority of the directors who are not interested persons of the Fund, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending June 30, 1999. Price Waterhouse LLP has served as independent accountants for the Fund for prior fiscal years. Effective July 1, 1998, Price Waterhouse LLP merged with Coopers & Lybrand LLP to form PricewaterhouseCoopers LLP. The Fund knows of no direct financial or material indirect financial interest of such firm in the Fund. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

  The Fund's financial statements for the fiscal year ended June 30, 1998 were audited by PricewaterhouseCoopers LLP.

  The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the meeting, but will not be counted as votes cast at the meeting.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares as of August 21, 1998. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

                        NAME AND ADDRESS              AMOUNT AND NATURE
                               OF                             OF                PERCENT
  TITLE OR CLASS        BENEFICIAL OWNER             BENEFICIAL OWNERSHIP       OF CLASS
  --------------        ----------------             --------------------       --------
 Common Stock....                              Has shared power to vote and      6.89%
                   United Nations Joint Staff  dispose of 677,334 shares with
                    Pension Fund               its investment adviser,
                      United Nations           Fiduciary Trust Company
                      New York, NY 10017       International.
 Common Stock....  Fiduciary Trust Company     Has shared power to vote and      6.89%
                    International              dispose of 677,334 shares.
                      Two World Trade Center
                      New York, NY 10048
 Common Stock....  John G. Pearson, M.D.       Has sole power to vote and        5.07%
                      Riverdale Drive          dispose of 458,500 shares and
                      Murfreesboro, TN 37129   shares power to vote and
                                               dispose of 40,000 shares with
                                               partners in Nashville
                                               Nephrology Associates.

MISCELLANEOUS

  Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Adviser. The Fund has retained Shareholder Communications Corporation to assist in the proxy solicitation. The cost of their services is estimated at $3,500, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

  In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by October 9, 1998, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

  Any proposal by a stockholder of the Fund intended to be presented at the 1999 meeting of stockholders of the Fund must be received by the Fund, c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, 32nd Floor, New York, New York 10019 not later than May 3, 1999.

                                       By order of the Board of Directors,

                                       Dr. S.S. Nayak
                                       Secretary
1285 Avenue of the Americas
New York, New York 10019
August 31, 1998

                          THE INDIA GROWTH FUND INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               Annual Meeting of Stockholders - October 9, 1998

The undersigned hereby appoints Dr. P.J. Nayak, Dr. S.S. Nayak and Laurence E. Cranch, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of The India Growth Fund Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The India Growth Fund Inc. to be held on October 9, 1998 at 3:00 P.M.,
New York time, at the offices of Rogers & Walls LLP, 200 Park Avenue, New York, New York 10166, and at any adjournments thereof.

Unless otherwise specified in the squares and/or on the line provided, the undersigned's vote will be cast FOR items (1) and (2).

1. The Election of Directors:   [ ] FOR all the nominees listed to the below    [ ] WITHHOLD AUTHORITY (to vote for
                                    (except as marked to the contrary below)        all nominees listed below)

NOMINEES: Rahul Bajaj, G.P. Gupta and Dr. P.J. Nayak as Class III directors

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

------------------------------------------

2. Ratification of the selection of PricewaterhouseCoopers LLP as independent certified public accountants of the Fund for its fiscal year ending June 30, 1999.

    [ ] FOR                 [ ] AGAINST          [ ] ABSTAIN

                  Continued and to be signed on reverse side.

3. In their discretion on any other business which may properly come before the meeting or any adjournments thereof.


                                          Please sign exactly as your name or
                                          names appear at left.  When signing as
                                          attorney, executor, administrator,
                                          trustee or guardian, please give your
                                          full title as such.

                                          --------------------------------------
                                                (Signature of Stockholder)

                                          --------------------------------------
                                            (Signature of joint owner, if any)

                                          Dated                           , 1998
                                               ---------------------------

         PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
                            NO POSTAGE IS REQUIRED.